Exhibit 99.2

iSTAR FINANCIAL
Creative Capital Solutions®

Fourth Quarter & Year End 2004
Quarterly Earnings

February 15, 2005

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The Last Five Years

Total Revenues
($ in Millions)
164% Growth
$694
$263
'99 '00 '01 '02 '03 '04

Total Assets
($ in Millions)
89% Growth
$7,220
$3,814
'99 '00 '01 '02 '03 '04

Equity Market Capitalization
($ in Millions)
209% Growth
$5,608
$1,816
'99 '00 '01 '02 '03 '04

Cumulative Total Return
308.4%
0%
'99 '00 '01 '02 '03 '04

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Crossover Market Strategy

iSTAR FINANCIAL
Creative Capital Solutions®

Real Estate Markets
Corporate Credit Markets
Capital Markets

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Crossover Market Strategy

iSTAR FINANCIAL
Creative Capital Solutions®

AutoStar
Falcon Financial
Real Estate Markets
Corporate Credit Markets
Capital Markets
i

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Crossover Market Strategy

iSTAR FINANCIAL
Creative Capital Solutions®

AutoStar
Falcon Financial
Real Estate Markets
Corporate Credit Markets
i
Capital Markets
Oak Hill Advisors

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Crossover Market Strategy

iSTAR FINANCIAL
Creative Capital Solutions®

AutoStar
Falcon Financial
Real Estate Markets
Corporate Credit Markets
i
Capital Markets
Blackacre/ Cerberus/LNR
Oak Hill Advisors

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Exhibit 99.2

[LOGO]

Fourth Quarter & Year End 2004
Quarterly Earnings

February 15, 2005

[GRAPHIC]

The Last Five Years

Total Revenues	Total Assets
[CHART]	[CHART]

Equity Market Capitalization	Cumulative Total Return
[CHART]	[CHART]

Crossover Market Strategy

[CHART]

Crossover Market Strategy

[CHART]

Crossover Market Strategy

[CHART]

Crossover Market Strategy

[CHART]